UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lazard Growth Acquisition Corp. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # LAZARD GROWTH ACQUISITION CORP. I 2022 Annual Meeting Vote by December 14, 2022 11:59 PM ET You invested in LAZARD GROWTH ACQUISITION CORP. I and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 15, 2022. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 01, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #  PV Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* December 15, 2022 12:00 PM EST Virtual Stockholder Meeting https://www.cstproxy.com/lazardgrowthaci/2022 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. LAZARD GROWTH ACQUISITION CORP. I 2022 Annual Meeting Vote by December 14, 2022 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1A Director Slate-Class B For 2 An ordinary resolution, to ratify the selection by our audit committee of Marcum LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2022. For 3 An ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.